UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

227 W. Monroe Street., Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 W. Monroe Street., Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2014 to December 31, 2014

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

GUGGENHEIM INVESTMENTS

CEF

December 31, 2014

GPM | ANNUAL REPORT

Guggenheim Enhanced Equity Income Fund

GUGGENHEIMINVESTMENTS.COM/GPM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gpm, you will find:

•  Daily, weekly and monthly data on share prices, distributions and more

•  Portfolio overviews and performance analyses

•  Announcements, press releases and special notices

•  Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2014.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

For the 12 months ended December 31, 2014, the Fund provided a total return based on market price of 8.47% and a total return net of fees based on NAV of 7.36%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On December 31, 2014, the Fund’s closing market price of $8.64 per share represented a discount of 5.98% to its NAV of $9.19 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each quarter of 2014, the Fund paid a distribution of $0.24, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 11.11% based on the Fund’s closing market price of $8.64 as of December 31, 2014.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds (“ETFs”), and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

In connection with the implementation of its strategy, the Fund uses leverage through a credit facility provided by a large multi-national financial institution. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 24 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2014, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER continued	December 31, 2014

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

January 31, 2015

4 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS	December 31, 2014

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; Daniel Cheeseman, Portfolio Manager; and Perry Hollowell, Portfolio Manager. Jamal Pesaran, Portfolio Manager, resigned from the firm effective before the period ended. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended December 31, 2014.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.

The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings.

The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options. The Fund has the ability to write call options on the ETFs or on indices that the ETFs track. Call options written by the Fund will typically be at or out of the money. GPIM’s strategy typically targets one month options, although options of any strike price or maturity may be utilized. The Fund may, but does not have to, write options on 100% of the equity holdings in the portfolio (commonly referred to as the “hedge ratio”). The hedge ratio may be adjusted depending on the investment team’s view of the market.

A call option on an index written by the Fund is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.

To a lesser extent, the Fund may also write call options on securities, including ETFs, that are not held by the Fund, or on indices other than the indices tracked by the ETFs held by the Fund. As such transactions would involve uncovered option writing, they may be subject to more risks compared to the Fund’s covered call option strategies involving writing options on securities, including ETFs, held by the Fund or indices tracked by the ETFs held by the Fund. When the Fund writes uncovered call options it will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission.

Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks.

As part of GPIM’s strategy, the Fund utilizes financial leverage. The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s use of financial leverage is intended to be flexible in nature and is monitored on an ongoing basis by Guggenheim Funds Investment Advisers, LLC (“GFIA”) and GPIM and adjusted, as appropriate, by GPIM.

The Fund currently employs financial leverage through a credit facility with a large multi-national financial institution.

Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the 12 months ended December 31, 2014.

The U.S. economy continued to grow throughout the 12 months ended December 31, 2014, despite some seasonal volatility in September and October that caused spreads in leveraged credit to widen and upward momentum in U.S. stocks to deteriorate. By the end of October, the spread

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	December 31, 2014

widening had reversed and equities regained their footing, with some key indices shooting to new highs. Markets similarly overcame a weather-related winter soft patch in the first quarter of 2014. The benchmark U.S. 10 year Treasury rate declined from 3.03% to 2.17% over the period, a positive stimulant to continued economic expansion.

U.S. growth appears to have decoupled from the rest of the world. The third quarter’s 5% U.S. gross domestic product (GDP) growth—the fastest pace in 11 years—signals that the U.S. economy is doing very well. Deeming growth sustainable, the U.S. Federal Reserve (the “Fed”) formally ended its quantitative easing (“QE”) program in October, and all eyes are now on economic data—primarily inflation and employment figures—that would prompt the Fed to raise rates in 2015. Slowing global growth has translated into expectations of weaker demand for oil in an already oversupplied market, which contributed to oil’s 49% decline in the second half of the year, with West Texas Intermediate ending the year at a five-year low of $53 a barrel.

The bright side to declining energy prices is that it leaves more money for consumers to spend on other goods. Data are already confirming this, as American consumer confidence reached new post-recession highs, and fourth quarter retail spending posted solid gains. Overall, this should be positive for consumer-related companies with primarily domestic operations.

The U.S. added 246,000 jobs per month on average in 2014. Employment levels are transitioning from the recovery phase to the expansion phase, which typically coincides with accelerating economic activity. The downward trend in labor force participation has begun to flatten and, as fewer people leave the workforce, the rapid decline in the nation’s unemployment rate could begin to slow. Until unemployment falls below the natural rate of unemployment, it’s unlikely that the U.S. economy will experience the kind of meaningful wage pressure that would spur action by the Fed. An improving labor market, subdued mortgage rates, and tight housing inventory all point to a rebound in the housing market.

The battle against deflation in Europe forced the European Central Bank (“ECB”) to announce its own form of QE via purchases of asset-backed securities (“ABS”) and covered bonds. The consensus appears to be that in its current form, the program is insufficient to avert a slowdown. The next step for the ECB may be to buy sovereign bonds, which the ECB will decide on in the coming months. The only notable positive for Europe over the past year has been the devaluation of the euro, which fell by 13% against the U.S. dollar between May and December. A weaker euro makes exports more competitive, but still may not be enough to boost inflation in the region.

While markets were already anxious over Europe’s struggles and the potential impact of a stronger dollar on U.S. company earnings, Japan relapsed into recession. This drove the Bank of Japan to announce it would expand its asset purchase program in 2015. China also faces slowing growth as financing costs remain high for smaller companies, forcing the People’s Bank of China (PBOC) to cut benchmark interest rates for the first time since July 2012.

From an investment standpoint, U.S. assets continue to look attractive. With global central banks easing or engaging in their form of QE, global yields remain anchored and are driving investors into U.S. markets. But we are wary of the potential for a setback in U.S. equities as certain factors, such as oil prices and currency fluctuations, drive markets to aggressively discount valuations for some sectors more than others.

How did the Fund perform for the 12 months ended December 31, 2014?

For the 12 months ended December 31, 2014, the Fund provided a total return based on market price of 8.47% and a total return net of fees based on NAV of 7.36%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On December 31, 2014, the Fund’s closing market price of $8.64 per share represented a discount of 5.98% to its NAV of $9.19 per share. The discount narrowed slightly over 2014, as the closing price of the Fund’s shares on December 31, 2013, was $8.85, which represented a 6.55% discount to the NAV of $9.47 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each quarter of 2014, the Fund paid a distribution of $0.24, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 11.11% based on the Fund’s closing market price of $8.64 as of December 31, 2014. The distribution rate of the Fund exceeded the dividend rate of the S&P 500 Index, which is approximately 2%.

Compared with the Fund’s 12-month market price return of 8.47%, the S&P 500 Index returned 13.69% and the CBOE S&P 500 BuyWrite Index (“BXM”) returned 5.64%.

What decisions had the greatest effect on the Fund’s performance?

The rise in U.S. equities drove the Fund higher with the underlying market move a positive.

Security selection for the Fund was negative, with the Fund allocating an average of 60% to the S&P 500 Index over the year, with the balance in other broad domestic market equity indices. The S&P 500 Index, which returned

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2014

13.69% for 2014, outpaced the Dow Jones Industrial Average, up 10.04%, and the small-cap index, the Russell 2000 Index, which was 4.89% higher.

The Fund’s derivative use was neutral for the period, which in the context of a rising market with low implied volatilities was a positive. Calls sold on indices other than the S&P 500 offset losses on calls written against the higher-rising S&P 500 Index.

The Fund had to contend with the combination of a steadily rising market with very low realized volatility. This led the level of equity implied volatility to drift dramatically lower over the period, with the CBOE Volatility Index (“VIX”) averaging 14.1 (despite a spike in October over concerns about weakness in global economic growth and Ebola) and hitting a low of 10.34 in June 2014—its lowest level in seven years. Selling call options in such an environment is challenging for the strategy because low levels of implied volatility lead to low option premiums.

The low volatility environment was partly a result of central bank quantitative easing that led to equity multiple expansion, even with the Fed concluding in October its program of asset purchases. Yields on Treasury securities drifted lower for the year, with the U.S. Government 10-year rate falling from near 3% at the start of 2014 to 2.17% by the end of the year. It would appear that the attractiveness of U.S. yields relative to Europe and Asia outweighed the taper impact. A reduction in rates with a corresponding decline in rate volatility caused by excess liquidity held down equity volatility.

A notable challenge for the strategy during the year, as indicated, was the weakness in allocations outside the S&P 500 Index, notably to small cap equities. As challenging in the context of a covered call portfolio was the sharp snapback in these indices at the end of the year with the derivatives capping upsides as rallies occurred.

Can you discuss the impact of leverage in the Fund?

Leverage was also a positive contributor to performance for the period, as it typically is when the market is rising steadily.

Our approach to leverage is dynamic, and we tend to increase leverage when we are more constructive on equity market returns in accordance with our macroeconomic outlook and decrease leverage when we believe equity returns are less attractive. This dynamic approach means that, when equity returns are low, the Fund limits the potential for leverage to hurt the portfolio if the market has a significant drop. However, the lower leverage may mean the Fund misses some of the positive impact leverage can deliver if the underlying market continues to move higher.

The Fund employs financial leverage through the use of a bank line of credit. As of December 31, 2014, the Fund’s leverage was 33% of the Fund’s total assets, compared with 25% a year earlier. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The CBOE (Chicago Board Options Exchange) S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The CBOE Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 7

FUND SUMMARY (Unaudited)	December 31, 2014

Fund Statistics
Share Price	$8.64
Net Asset Value	$9.19
Discount to NAV	(5.98%)
Net Assets ($000)	$175,241

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED DECEMBER 31, 20141
				Since
	One	Three	Five	Inception
	Year	Year	Year	(08/25/05)
Guggenheim Enhanced
Equity Income Fund
NAV	7.36%	10.41%	10.37%	2.33%
Market	8.47%	13.30%	11.64%	1.99%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

1 Performance prior to June 22, 2010, under the name Old/Mutual Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Portfolio Breakdown	% of Net Assets
Common Stock	148.4%
Short-Term Investments	0.5%
Options Written	-0.7%
Total Investments	148.2%
Other Assets & Liabilities, net	-48.2%
Net Assets	100.0%

Distributions to Shareholders & Annualized Distribution Rate

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results. All or a portion of the above distributions may be characterized as a return of capital. For the year ended December 31, 2014, 100% of the distributions were characterized as income.

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	December 31, 2014

	Shares	Value
EXCHANGE-TRADED FUNDS† – 148.4%
SPDR S&P 500 ETF Trust1	632,900	$ 130,060,950
SPDR Dow Jones Industrial Average ETF Trust1	294,000	52,296,720
Powershares QQQ Trust Series 11	500,400	51,666,300
Technology Select Sector SPDR Fund1	313,100	12,946,685
Consumer Discretionary Select Sector SPDR Fund1	92,300	6,659,445
Industrial Select Sector SPDR Fund1	115,400	6,528,178
Total Exchange-Traded Funds
(Cost $261,530,475)		260,158,278
Short-Term Investments† – 0.5%
Dreyfus Treasury Prime Cash Management Institutional Shares	860,758	860,758
Total Short-Term Investments
(Cost $860,758)		860,758
Total Investments – 148.9%
(Cost $262,391,233)		261,019,036

	Contracts	Value
OPTIONS WRITTEN*,† – (0.7)%
Call options on:
Technology Select Sector SPDR Fund Expiring January 2015
with strike price of $43.00	3,131	$ (14,090)
Industrial Select Sector SPDR Fund Expiring January 2015
with strike price of $58.00	1,154	(21,926)
Consumer Discretionary Select Sector SPDR Fund Expiring
January 2015 with strike price of $71.00	923	(160,140)
SPDR Dow Jones Industrial Average ETF Trust Expiring
January 2015 with strike price of $181.00	2,940	(188,160)
SPDR S&P 500 ETF Trust Expiring January 2015 with
strike price of $210.00	6,329	(367,082)
Powershares QQQ Trust Series 1 Expiring January 2015
with strike price of $104.00	5,004	(545,436)
Total Call options		(1,296,834)
Total Options Written
(Premiums received $1,987,738)		(1,296,834)
Other Assets & Liabilities, net – (48.2)%		(84,481,596)
Total Net Assets – 100.0%		$ 175,240,606

*	Non-income producing security.
†	Value determined based on Level 1 inputs —See Note 4.
1	Security represents cover for outstanding options written. Security has been physically segregated as collateral for borrowings outstanding.
S&P	Standard & Poor’s

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2014

ASSETS:
Investments, at value (cost $262,391,233)	$261,019,036
Dividends receivable	878,104
Other assets	15,972
Total assets	261,913,112
LIABILITIES:
Borrowings	85,000,000
Options written, at value (premiums received of $1,987,738)	1,296,834
Interest due on borrowings	79,915
Payable for:
Investment advisory fees	179,117
Fund accounting fees	6,315
Administration fees	5,752
Accrued expenses and other liabilities	104,573
Total liabilities	86,672,506
NET ASSETS	$175,240,606
NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share; unlimited number of shares authorized,
19,077,318 shares issued and outstanding	$190,773
Additional paid-in capital	202,568,132
Accumulated net realized loss on investments	(26,837,006)
Net unrealized depreciation on investments	(681,293)
NET ASSETS	$175,240,606
Net Asset Value (based on 19,077,318 common shares outstanding)	$9.19

See notes to financial statements.

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended December 31, 2014	December 31, 2014

INVESTMENT INCOME:
Dividends	$1,799,479
Total investment income	1,799,479
EXPENSES:
Investment advisory fees	2,217,591
Interest expense	612,169
Professional fees	95,194
Trustee fees	82,955
Fund accounting fees	68,073
Administration fees	64,280
Printing expense	63,745
Registration fees	23,791
Insurance expense	21,482
Transfer agent fees	20,660
Custodian fees	13,496
Other fees	432
Total expenses	3,283,868
Less:
Expenses waived by adviser	(246,399)
Net expenses	3,037,469
Net investment loss	(1,237,990)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	18,422,873
Options written	1,443,400
Net realized gain	19,866,273
Net change in unrealized appreciation (depreciation) on:
Investments	(9,016,313)
Options written	3,218,182
Net change in unrealized appreciation (depreciation)	(5,798,131)
Net realized and unrealized gain	14,068,142
Net increase in net assets resulting from operations	$12,830,152

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	December 31, 2014

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,237,990)	$(923,357)
Net realized gain on investments	19,866,273	25,048,580
Net change in unrealized appreciation (depreciation)
on investments	(5,798,131)	4,413,639
Net increase in net assets resulting from operations	12,830,152	28,538,862
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(18,303,361)	(13,159,351)
Return of capital	—	(5,133,146)
Total distributions to shareholders	(18,303,361)	(18,292,497)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through dividend reinvestment	214,344	—
Net increase in net assets resulting from share transactions	214,344	—
Net increase (decrease) in net assets	(5,258,865)	10,246,365
NET ASSETS:
Beginning of period	180,499,471	170,253,106
End of year	$175,240,606	$180,499,471
Accumulated net investment income at end of year	$—	$—

See notes to financial statements.

12 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended December 31, 2014	December 31, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$12,830,152
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation (depreciation) on investments	9,016,313
Net change in unrealized appreciation (depreciation) on options	(3,218,182)
Net realized gain on investments	(18,422,873)
Net realized gain on written options	(1,443,400)
Premiums received on written options	32,597,074
Cost of closing written options	(29,165,965)
Purchase of long-term investments	(1,663,065,310)
Proceeds from sale of long-term investments	1,657,263,720
Net purchase of short-term investments	(472,536)
Increase in dividends receivable	(557,253)
Decrease in other assets	12,261
Increase in interest due on borrowings	77,526
Increase in investment advisory fees payable	16,886
Increase in fund accounting fees payable	6,315
Increase in administration fees payable	422
Decrease in accrued expenses and other liabilities	(10,603)
Net Cash Used in Operating and Investing Activities	(4,535,453)
Cash Flows From Financing Activities:
Distributions to common shareholders	(18,089,017)
Proceeds from borrowings	124,500,000
Payments made on borrowings	(102,000,000)
Net Cash Provided by Financing Activities	4,410,983
Net decrease in cash	(124,470)
Cash at Beginning of Period	124,470
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$534,643
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$214,344

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	December 31, 2014

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Per Share Data:
Net asset value, beginning of period	$9.47	$8.93	$9.27	$9.64	$9.40
Income from investment operations:
Net investment income (loss)(a)	(0.06)	(0.05)	(0.11)	0.01	(0.01)
Net gain on investments (realized and unrealized)	0.74	1.55	0.73	0.58	1.21
Total from investment operations	0.68	1.50	0.62	0.59	1.20
Less distributions from:
Net investment income	(0.96)	(0.69)	(0.96)	(0.96)	(0.50)
Return of capital	—	(0.27)	—	—	(0.46)
Total distributions to shareholders	(0.96)	(0.96)	(0.96)	(0.96)	(0.96)
Net asset value, end of period	$9.19	$9.47	$8.93	$9.27	$9.64
Market Value, end of period	$8.64	$8.85	$8.20	$8.16	$9.33
Total Return(b)
Net asset value	7.36%	17.60%	6.60%	6.78%	13.95%
Market value	8.47%	20.27%	11.52%	(2.42)%	22.18%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$175,241	$180,499	$170,253	$176,668	$183,257
Ratio to average net assets of:
Net investment income	(0.69)%	(0.52)%	(1.13)%	0.12%	(0.15)%
Total expenses	1.83%	1.74%	1.87%	1.79%	1.87	%(f)
Net expenses(c)(d)	1.69%	1.61%	1.73%	1.66%	1.80	%(f)
Portfolio turnover rate	664%	610%	705%	405%	497%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$85,000	$62,500	$62,000	$42,000	$50,500
Asset Coverage per $1,000 of indebtedness(e)	$3,062	$3,888	$3,746	$5,206	$4,629

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Net expense information reflects the expense ratios after expense waivers.
(d)	Excluding interest expense, the annualized net operating expense ratios would be:

2014	2013	2012	2011	2010
1.35%	1.31%	1.38%	1.38%	1.64%(h)

(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(f)	The total expense ratio for the year ended December 31, 2010 includes 0.07% dividends paid on securities sold short.

See notes to financial statements.

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2014

Note 1 – Organization:

Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Exchange traded options are valued at the mean between the bid and ask prices on the principal exchange on which they are traded.

Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, is accrued daily.

(c) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

(d) Distributions

The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund pays a quarterly distribution in a fixed amount and will continue to do so until such amount is modified by the Board. If sufficient net investment income is not available, the distribution will be supplemented by short/long-term capital gains and, to the extent necessary, return of capital.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Adviser, the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under supervision of the Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the Adviser.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 – quoted prices in active markets for identical assets or liabilities.

Level 2 – significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Assets:
Exchange-Traded
Funds	$260,158,278	$–	$–	$260,158,278
Short-Term Investments	860,758	–	–	860,758
Total Assets	$261,019,036	$–	$–	$261,019,036
Liabilities:
Call Options Written	$1,296,834	$–	$–	$1,296,834
Total Liabilities	$1,296,834	$–	$–	$1,296,834

Independent pricing services are used to value the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the year ended December 31, 2014.

Note 5 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2014, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income gains available for distributions under income tax regulations, which are primarily due to differences between book and tax treatment of distributions. Net realized gains and net assets were not affected by the changes.

	Undistributed	Accumulated
Additional	Net Investment	Net Realized
Paid-In Capital	Income	(Loss)
$(19,541,351)	$19,541,351	$–

At December 31, 2014, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Depreciation
Purposes	Appreciation	Depreciation	on Investments
$264,278,150	$184,161	$(3,443,275)	$(3,259,114)

The difference between book and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The tax character of distributable earnings/(accumulated losses) at December 31, 2014 was as follows:

	Undistributed	Accumulated	Net Unrealized
Undistributed	Long-Term	Capital and	Appreciation/
Ordinary Income	Capital Gains	Other Losses	(Depreciation)
$–	$–	$(24,950,089)	$(2,568,210)

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

For the years ended December 31, 2014 and 2013, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2014	2013
Ordinary Income*	$18,303,361	$13,159,351
Return of Capital	–	5,133,146
	$18,303,361	$18,292,497

*Ordinary income distributions for federal income tax purposes include distributions from realized gains.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2014, capital loss carryforwards for the Fund was as follows:

Capital Loss	Capital Loss
Carryovers	Expires in
Utilized	2017
$21,581,692	$24,950,089

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $1,663,065,310 and $1,657,263,720, respectively.

Note 7 – Derivatives:

(a) Options Written

The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written call option contracts for the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	20,093	$1,706,913
Options written, during the year	255,922	32,597,074
Options expired, during the year	(21,331)	(4,121,212)
Options closed, during the year	(219,583)	(26,488,152)
Options assigned, during the year	(15,620)	(1,706,885)
Options outstanding, end of year	19,481	$1,987,738

(b) Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of December 31, 2014.

Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments (Value in $000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
Primary Risk Exposure	Location	Fair Value	Location	Fair Value
Equity Risk	N/A	$ –	Options
written,
			at value	$1,297
Total		$ –		$1,297

The following table presents the effect of derivatives instruments on the Statement of Operations for the year ended December 31, 2014.

	Amount of Net Realized	Net Change in Unrealized
	Gain on Derivatives	Depreciation on Derivatives
Primary Risk Exposure	(Value in $000s)	(Value in $000s)
	Options	Options
Equity Risk	$1,443	$3,218
Total	$1,443	$3,218

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2014

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,077,318 issued and outstanding. Transactions in common shares were as follows:

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Beginning shares	19,054,684	19,054,684
Shares issued through dividend reinvestment	22,634	–
Ending shares	19,077,318	19,054,684

Note 9 – Borrowings:

On June 18, 2010, the Fund entered into an $85,000,000 committed credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. On August 1, 2014, the credit facility was increased to $90,000,000. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of December 31, 2014, there was $85,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the year ended December 31, 2014, was $66,682,192 with a related average interest rate of 0.91%. The maximum amount outstanding during the year was $89,000,000. As of December 31, 2014, the market value of the securities segregated as collateral is $260,158,278.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2014

The Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Guggenheim Enhanced Equity Income Fund (the “Fund”) as of December 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Income Fund at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2015

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2014

Expense Ratio Information

The expense ratios shown on the Financial Highlights page of this report do not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the expense ratio would increase by 0.21% for the year ended December 31, 2014.

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the calendar year ended December 31, 2014 the Fund had 3.86% qualify for the dividends received deduction for corporations.

Of the taxable ordinary income distributions paid during the calendar year ended December 31, 2014 the Fund had 3.94% qualify for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Please refer to your IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Trustees

The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal business occupations during the past five years:

Term of
		Office		Number of
		and		Portfolios in
	Position(s)	Length of		Fund
Name, Address*	Held with	Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	the Fund	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees:
Randall C. Barnes	Trustee	Since 2005	Current: Private Investor (2001-present).	93	Current: Trustee, Purpox, Inc.
(1951)					(2014-Present)
Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Business broker and manager of commercial real	89	None.
(1946)	Vice Chairman		estate, Griffith & Blair, Inc. (1997-present).
of the Board
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	89	Current: Director of Westar Energy,
(1946)	Vice Chairman				Inc.(2004-present); CoreFirst
	of the Audit				Bank &Trust (2000-present).
Committee
Roman Friedrich III	Trustee and	Since 2011	Current: Founder and President, Roman Friedrich & Company	89	Current: Zincore Metals, Inc.
(1946)	Chairman of		(1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Mercator Minerals Ltd.
	Committee				(2013-2014); First Americas Gold
Corp. (2012-2014); Blue Sky Ura-
nium Corp. (2011-2012); Axiom Gold
and Silver Corp. (2011-2012);
Stratagold Corp. (2003-2009); GFM
Resources Ltd. (2005-2010).
Robert B. Karn III	Trustee and	Since 2011	Current: Consultant (1998-present).	89	Current: Director of Peabody
(1942)	Chairman of				Energy Company (2003-present);
	the Audit		Former: Arthur Andersen (1965-1997) and Managing		GP Natural Resource Partners,
	Committee		Partner, Financial and Economic Consulting, St. Louis office		LLC (2002-present).
(1987-1997).
Ronald A. Nyberg	Trustee and	Since 2005	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	95	Current: Edward-Elmhurst
(1953)	Chairman of				Healthcare System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and
	and Governance		Corporate Secretary, Van Kampen Investments (1982-1999).
Committee

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2014

Term of
		Office		Number of
		and		Portfolios in
	Position(s)	Length of		Fund
Name, Address*	Held with	Time	Principal Occupation(s)	Complex	Other Directorships
and Year of Birth	the Fund	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees (continued):
Maynard F. Oliverius	Trustee and	Since 2014	Current: Retired.	89	Current: Fort Hays State University
(1943)	Vice Chairman				Foundation (1999-present);
	of the Contracts		Former: President and CEO, Stormont-Vail		Stormont-Vail Foundation
	Review		HealthCare (1996-2012).		(2013-present); University of
	Committee				Minnesota HealthCare Alumni
Association Foundation
(2009-present).
Ronald E. Toupin, Jr.	Trustee and	Since 2005	Current: Portfolio Consultant (2010-present).	92	Former: Trustee, Bennett Group
(1958)	Chairman of				of Funds (2011-2013).
the Board
Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President,
Nuveen Investment Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio
Manager, Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).

Interested Trustee:
Donald C.	President, Chief	Since 2012	Current: President and CEO, certain other funds in the	223	Current: Guggenheim Partners
Cacciapaglia***	Executive Officer		Fund Complex (2012-present); Vice Chairman, Guggenheim		Japan, Ltd. (2014-present); Delaware
(1951)	and Trustee		Investments (2010-present).		Life (2013-present); Guggenheim
Life and Annuity Company (2011-
			Former: Chairman and CEO, Channel Capital Group, Inc.		present); Paragon Life Insurance
			(2002-2010).		Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves:
-Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2015.

-Messrs. Oliverius, Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2016.

-Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended December 31, 2017.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2014

Officers

The Officers of the Guggenheim Enhanced Equity Income Fund, who are not Trustees, and their principal occupations during the past five years:

Term of
	Position(s)	Office and
	held	Length of
Name, Address*	with	Time
and Year of Birth	the Fund	Served**	Principal Occupations During Past Five Years

Officers:
Joseph M. Arruda	Assistant Treasurer	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security
(1966)			Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010);
Vice President, Rydex Advisors II, LLC (2010).
William H. Belden, III	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggen
(1965)			heim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief Compliance	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director,
(1966)	Officer		Guggenheim Investments (2012-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior
Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
Mark J. Furjanic	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the
(1959)			Fund Complex (2008-present).

Former: Senior Manager, Ernst & Young LLP (1999-2005).
James M. Howley	Assistant Treasurer	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund
(1972)			Complex (2006-present).

Former: Manager, Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Vice President and	Since 2012	Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director,
(1961)	Chief Legal Officer		Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim
(1978)			Investments (2007-present).
Michael P. Megaris	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Associate,
(1984)			Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Kimberly J. Scott	Assistant Treasurer	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the
(1974)			Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual
Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010);
Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim
(1979)			Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley
(2002-2009).
John L. Sullivan	Chief Financial Officer,	Since 2011	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present);
(1955)	Chief Accounting		Senior Managing Director, Guggenheim Investments (2010-present).
Officer and Treasurer

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-
2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment
Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

24 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION	December 31, 2014

Board of Trustees	Principal Executive Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment Advisors, LLC	New York Mellon
Donald C. Cacciapaglia*		Chicago, IL	New York, NY
Joanna M. Catalucci
Donald A. Chubb	Chief Compliance Officer	Investment Sub-Adviser	Legal Counsel
		Guggenheim Partners	Skadden, Arps, Slate,
Jerry B. Farley	Amy J. Lee	Investment	Meagher & Flom LLP
	Chief Legal Officer	Management, LLC	New York, NY
Roman Friedrich III		Santa Monica, CA
	Mark E. Mathiasen		Independent Registered
Robert B. Karn III	Secretary	Accounting Agent and	Public Accounting Firm
		Administrator	Ernst & Young LLP
Ronald A. Nyberg	John L. Sullivan	Rydex Fund Services, LLC	McLean, VA
	Chief Financial Officer,	Rockville, MD
Maynard F. Oliverius	Chief Accounting Officer
Ronald E. Toupin, Jr.,	and Treasurer
Chairman

*
Trustee is an “interested person”
(as defined in section 2(a)(19) of
the 1940 Act) (“Interested Trustee”)
of the Fund because of his position
as the President and CEO of the
Investment Adviser and the Distributor.

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

•  If your shares are held in a Brokerage Account, contact your Broker.

•  If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:

   Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 25

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ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(02/15)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GPM-AR-1214

Item 2.  Code of Ethics.

(a)  The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)  Not applicable.

(f)   (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

      (2) Not applicable.

        (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Robert B. Karn. Mr. Karn is an “independent” Trustee as defined in this Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $24,517 and $22,350 for the fiscal years ending December 31, 2014, and December 31, 2013, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item were $0 and $0 for the fiscal years ending December 31, 2014, and December 31, 2013, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,725 and $7,500 for the fiscal years ending December 31, 2014 and December 31, 2013, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in Items 4(a) through 4(c) were $0 and $0 for the fiscal years ending December 31, 2014, and December 31, 2013, respectively.

The registrant’s principal accountant did not bill fees for non-audit services or services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e). Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than "prohibited non-audit services," to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the

Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category listed above under which pre-approval was obtained).

V.B.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $44,475 and $7,500 for the fiscal years ending December 31, 2014, and December 31, 2013, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Donald A. Chubb, Jerry B. Farley, Maynard F. Oliverius, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (the "Sub-Adviser” or “Guggenheim”).  The Sub-Adviser’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2014:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2010	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2010	Guggenheim Partners Investment Management, LLC.: Assistant Chief Investment Officer - Equities – 7/10–Present. Former, MJX Capital Advisors: Chief Investment Officer – 2005-2009.
Daniel Cheeseman	2014
Guggenheim Partners Investment Management, LLC: Director, Portfolio Manager – 09/14-Present; Guggenheim Partners Investment Management, LLC: Director, Senior Research Analyst – 11/11-09/14; Morgan Stanley: Vice President – 03/10-11/11; Merrill Lynch: Vice President – 01/07-03/10.

Jayson Flowers	2010	Guggenheim Partners Investment Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2014:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	31	$8,334,381,061	0	$0
Other pooled investment vehicles	73	$18,426,892,205	28	$10,782,408,768
Other accounts	142	$113,562,566,299	12	$1,014,011,056

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$8,812,192,072	0	$-0-
Other pooled investment vehicles	2	$3,391,013,435	2	$3,391,013,435
Other accounts	27	$86,541,062,086	1	$327,758,204

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	15	$2,096,618,426	0	$0
Other pooled investment vehicles	5	$119,665,387	1	$12,778,238
Other accounts	3	$407,092,522	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$1,518,233,415	0	$0
Other pooled investment vehicles	3	$61,778,440	1	$12,016,749
Other accounts	1	$892,873	0	$-0-

Daniel Cheeseman:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$1,128,695,730	0	$0
Other pooled investment vehicles	0	$0	0	$-0-
Other accounts	1	$892,873	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Scott Minerd	$-0-
Anne Walsh	$10,001 to $50,000
Farhan Sharaff	$-0-
Jayson Flowers	$-0-
Daniel Cheeseman	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not Applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and  Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:            /s/ Donald C. Cacciapaglia

Name:       Donald C. Cacciapaglia

Title:         Chief Executive Officer

Date:         March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/  Donald C. Cacciapaglia

Name:        Donald C. Cacciapaglia

Title:          Chief Executive Officer

Date:          March 6, 2015

By:              /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           March 6, 2015